Exhibit 10.2

ASSIGNMENT AND BILL OF SALE

State: Colorado

Counties: Montezuma and Dolores

Seller:	Beard Oil Company
Harvey Parkway
301 N.W. 63rd Street, Suite 400
Oklahoma City, OK 73116

The Beard Company
Harvey Parkway
301 N.W. 63rd Street, Suite 400
Oklahoma City, OK 73116

Buyer:	Charles R. Wiggins	(50%)
P. O. Box 10862
Midland, Texas 79702

Ken Kamon (50%)
P. O. Box 10589
Midland, Texas 79702

Effective Date: March 1, 2009

             For adequate consideration, the receipt and sufficiency of which is acknowledged, Seller, named above, sells, assigns, and transfers, to Buyer, named above, and Buyer's successors and assigns, all of Seller's rights, title, interests, and properties described in paragraphs 1. through 12. below, and the corresponding rights, estates, powers and privileges appurtenant to those rights, interests, and properties, all collectively referred to in this Assignment as the "Assets."

1.         The rights, title, and interests of Seller, of whatever kind or character in and to the lands specifically described on Exhibit “A” (the "Lands"), even though the interests of Seller and the Lands may be incorrectly described, or a description of an interest is omitted from Exhibit "A"; and, the rights, title, and interests of Seller in, to, under, or derived from all oil, gas, carbon dioxide and mineral leases and leasehold fee or mineral interests and all other interests of whatever character, insofar as the same covers or relates to the Lands described in Exhibit "A" even though an interest may be incorrectly described or omitted from Exhibit "A.” It is expressly understood that Seller is hereby conveying all of its rights, title, and interests to all depth intervals, from the surface down to and including the basement rock, in lands included within the boundaries of the McElmo Dome (Leadville) Unit and the Doe Canyon (Deep) Unit whether or not said lands are described on Exhibit “A.” Exhibit "A" is attached to and made a part of this Assignment and Bill of Sale for all purposes.

2.         The rights, title, and interests of Seller in, to, and under oil, gas, carbon dioxide and mineral leases (the "Leases") covering the Lands described in Exhibit "A," including any renewals, extensions, or ratifications, and the oil and gas and carbon dioxide leasehold estates and other interests in the lands described on Exhibit "A."

3.         The rights, title, and interests of Seller in all rights, privileges, benefits, and powers conferred on the holder of the Leases and Lands with respect to the use and occupation of the surface and the subsurface depths under the Lands and Leases.

4.         The rights, title, and interests of Seller in any pooled or unitized acreage or rights included, in whole or in part, within the Lands, including all oil and gas and carbon dioxide production from the pool or unit allocated to such properties (including, without limitation, units formed under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called "working interest units" created under operating agreements or otherwise) and interests in any wells within the unit or pool associated with such properties, whether the unitized or pooled oil and gas and carbon dioxide production comes from wells located within or without the areas covered by the Lands, and all tenements, hereditaments, and appurtenances belonging to the properties.

5.         The rights, title, and interests of Seller in all of the permits, licenses, servitudes, easements, rights of way, orders, gas and carbon dioxide purchase and sale contracts, crude oil purchase and sale contracts or agreements, surface leases, farmin and farmout agreements, acreage contribution agreements, operating agreements, unit agreements, processing agreements, options, leases of equipment or facilities, and other contracts, agreements, and rights, and any amendments, which are owned by Seller, in whole or in part, whether or not the same appear of record in the county where the Lands are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment or marketing of oil and gas and carbon dioxide, or any or all of them, and the sale or disposal of water, hydrocarbons, carbon dioxide or associated substances from the Lands and Leases.

6.         The rights, title, and interests of Seller in the personal and/or real property located in or on the Lands and Leases or used in their operation, which are owned by Seller or by a third person on behalf of Seller, in whole or in part, including, without limitation, crude oil, condensate, or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone lines, roads, field processing plants, and all other improvements used in operations. IT IS AGREED THAT THE PERSONAL PROPERTY, AND ANY PERSONAL PROPERTY THAT BECAME CLASSIFIED OTHERWISE BY VIRTUE OF BEING PERMANENTLY ATTACHED TO REAL PROPERTY, IS BEING SOLD AS IS AND WHERE IS, WITHOUT WARRANTY OF MERCHANTABILITY, CONDITION OR FITNESS FOR A PARTICULAR PURPOSE, EITHER EXPRESS OR IMPLIED.

7.         To the extent transferable, the benefit of and the right to enforce the rights, covenants, and warranties, if any, under the terms and conditions of any of the agreements and contracts described in paragraph 5. above, which Seller is entitled to enforce, with respect to the Assets, against Seller's predecessors in title to the Assets and against any other party to such agreements and contracts.

8.         To the extent necessary to allow Buyer to have full use of and access to the Lands, Seller grants such right of ingress and egress, rights of way and easements, and their full and uninterrupted use, across any lands which Seller may own or where Seller may be the lessee under an oil, gas, carbon dioxide and mineral lease(s), over or through which Buyer crosses or has the right to cross for use and access to the Lands described in Exhibit "A." This grant is limited to the rights of Seller to grant such rights of ingress and egress, rights of way, and easements under agreements, deeds, or leases through which Seller claims title.

9.         All of Seller’s carbon dioxide in storage, including carbon dioxide placed in storage before the Effective Date.

10.	All of Seller’s rights, title and interests in the H. T. Boyd net profits interest.

11.       All other rights and obligations arising under contract or otherwise by law, or by the occurrence of conditions precedents, which may or may not yet have occurred, owned in whole or in part by Seller, which rights and obligations are incidental to the Assets described in paragraphs 1. through 11. above, including the right, if any, to operate the Assets.

This Assignment and Bill of Sale is made subject to all applicable taxes, including, but not limited to, severance taxes, excise taxes and ad valorem taxes (if applicable). Buyer hereby agrees to pay all sales taxes (if applicable) to Seller, and Seller shall remit such sales taxes to the proper taxing authority. All ad valorem, personal, severance and property taxes assessed to the property and interest (including wells) conveyed hereby shall be prorated as of the effective date of this Assignment.

TO HAVE AND TO HOLD the Assets unto Buyer and its successors and assigns forever; provided, however, this Assignment is made by Seller and accepted by Buyer subject to the following terms, representations, agreements, and provisions:

1.         Seller represents and agrees that its joint interest account with the operator of wells on the Lands and Leases is current, and that all joint interest billings and severance and ad valorem taxes assessed, due and payable on the Assets have been fully paid for all time periods up to and including Kinder Morgan CO2 Company LP’s February, 2009 billing period (Invoice Date: 03/06/2009). Seller acknowledges Buyer has materially relied upon this representation in accepting this Assignment.

2.         From time to time, whether at or after closing, as requested by Buyer, its successors or assigns, Seller will execute and deliver any and all documents and take such other reasonable actions as may be necessary to fully convey and transfer the Assets to Buyer.

3.         Seller shall indemnify and hold Buyer, its directors, officers, employees, and agents harmless from and against any and all liability, liens, demands, judgments, suits, and claims of any kind or character arising out of, in connection with, or resulting from Seller's ownership of the Assets, for all periods prior to the Effective Date. Seller shall remain responsible for all claims relating to the drilling, operating, production, and sale of hydrocarbons from the Assets and the proper accounting and payment to parties for their interests and any payments, refunds, or penalties to any party or entity, insofar as any claims relate to periods of time prior to the Effective Date. Buyer shall indemnify and hold Seller harmless from and against any and all liability, liens, demands, judgments, suits, and claims of any kind or character arising out of, in connection with, or resulting from Buyer's ownership of the Assets, for periods from and after the Effective Date. Buyer shall be responsible for all claims relating to the drilling, operating, production, and sale of hydrocarbons from the Assets and the proper accounting and payment to parties for their interests, and any payments, refunds, or penalties to any party or entity as such claims relate to periods from and after the Effective Date.

4.         Seller shall be entitled to all proceeds accruing to the Assets prior to the Effective Date of this Assignment and Bill of Sale and shall be responsible for operating expenses, capital expenditures, all taxes, and other obligations on the Assets prior to the Effective Date. Buyer shall be entitled to all proceeds accruing to the Assets after the Effective Date and shall be responsible for the operating expenses, capital expenditures, all taxes, and other obligations on the Assets after the Effective Date. Within ninety (90) days after the execution of this Assignment, Seller will furnish Buyer a statement (the “Statement”) covering: (a) operating expenses and capital expenditures incurred after the Effective Date and paid by Seller; and, (b) revenues received by Seller from production attributable to the Assets after the Effective Date. If Buyer agrees with the Statement, then payment by Buyer or Seller, as the case may be, based upon the information contained in the Statement shall occur within fifteen (15) days after receipt of the Statement by Buyer.

5.         This Assignment and Bill of Sale is made expressly subject to all valid and existing leases, contracts, easements, and other instruments affecting all or any part of the Assets, together with any and all existing overriding royalties and other interests payable out of production from all or any part of the Lands, as shown of record.

            Seller hereby warrants and guarantees that the interest assigned herein represents equivalent to or not greater than a .00355 decimal working interest and equivalent to or not less than a .0035 decimal net revenue interest in the McElmo Dome (Leadville) Unit, and is free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, preferential rights, and encumbrances of any kind.

            Seller represents that, to its best knowledge, there is no claim, demand, filing, cause of action, administrative proceeding, lawsuit, or other litigation pending that could now or later adversely affect the ownership of the Assets, other than proceedings relating to the industry generally and to which Seller is not a named party.

            It is the intention and agreement of Seller and Buyer that the provisions of this Assignment and Bill of Sale shall be severable. Should the whole or any portion of a section or paragraph be judicially held to be void or invalid, such holding shall not affect other portions which can be given effect without the invalid or void portion.

The provisions of this Assignment shall be binding on and inure to the benefit of Buyer and Seller and their respective affiliates, heirs, devisees, legal or personal representatives, successors, and assigns and shall constitute covenants running with the Lands and the Assets.

This Assignment is executed by Seller and Buyer as of the date of the acknowledgments of their signatures below, but is effective as of the Effective Date stated above.

SELLER:	BEARD OIL COMPANY, a Delaware corporation

By /s/ Herb Mee, Jr.
ATTEST:	Herb Mee, Jr., President

By /s/ Hue Green
Hue Green, Secretary

THE BEARD COMPANY, an Oklahoma corporation

By /s/ Herb Mee, Jr.
ATTEST:	Herb Mee, Jr., President

By /s/ Hue Green
Hue Green, Secretary

BUYER:
/s/ Charles R. Wiggins
Charles R. Wiggins (50%)

/s/ Ken Kamon
Ken Kamon (50%)

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BEFORE ME, a notary public in and for said county and state on this the 5th day of May, 2009, personally appeared Herb Mee, Jr., known to me to be the identical person who subscribed his name to the foregoing instrument as President of Beard Oil Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:	/s/ Linda Shrum
11/06/2010	Notary Public, State of Oklahoma
Commission No. 06010868
Printed Name: Linda Shrum

STATE OF OKLAHOMA

COUNTY OF OKLAHOMA

BEFORE ME, a notary public in and for said county and state on this the 5th day of May, 2009, personally appeared Herb Mee, Jr., known to me to be the identical person who subscribed his name to the foregoing instrument as President of The Beard Company, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:	/s/ Linda Shrum
11/06/2010	Notary Public, State of Oklahoma
Commission No. 06010868
Printed Name: Linda Shrum

STATE OF TEXAS

COUNTY OF MIDLAND

BEFORE ME, a notary public in and for said county and state on this the 4th day of May, 2009, personally appeared Charles R. Wiggins and Ken Kamon, known to me to be the identical persons who subscribed their names to the foregoing instrument, and acknowledged to me that they executed the same as their free and voluntary act and deed.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my notary seal the day and year first above written.

My Commission Expires:	/s/ Nancy Marshall
9/28/2010	Notary Public, State of Texas
Printed Name: Nancy Marshall

Exhibit “A”

Attached to that certain Assignment and Bill of Sale, Beard Oil Company and The Beard Company, Grantor, Charles R. Wiggins (50%) and Ken Kamon (50%), Grantee

The following lands are located in Dolores County, Colorado:

T40N-R18W, NMPM

Section 3: Lots 7 & 8

Section 9: Lot 1

Section 10: Lots 4 & 5

Section 15: NW/4

Section 16: NE/4NE/4

Section 21: SW/4SE/4

Section 22: SE/4NW/4

Containing 434.13 acres, more or less (Tr. 32 Doe Canyon Unit, Federal Lease C-18398)

The following lands are located in Montezuma and Dolores Counties, Colorado:

T39N-R18W, NMPM

Section 18: Lots 5-9, 16, 17, 18, SE/4

Section 29: N/2NE/4

Containing 554.68 acres, more or less (Tr. 2-67, Federal Lease C-18415)

The following lands are located in Montezuma County, Colorado:

T38N-R18W, NMPM

Section 15: E/2NW/4, W/2NE/4

Containing 160 acres, more or less (Tr. 2-65, Fee)

T37N-R17W, NMPM

Section 5: Lots 5, 6

Containing 15.59 acres, more or less (Tr. 2-68, Federal Lease C-18847)

T38N-R18W, NMPM

Section 3: S/2

Section 4: W/2SW/4

Containing 400 acres, more or less (Tr. 2-71A, Federal Lease C-21440A)

T38N-R18W, NMPM

Section 4: Lot 5, S/2NE/4

Containing 126.46 acres, more or less (Tr. 2-71B, Federal Lease C-21440A)

T38N-R18W, NMPM

Section 10: NE/4

Containing 160 acres, more or less (Tr. 2-103, Fee)

T38N-R18W, NMPM

Section 10: W/2

Containing 320 acres, more or less (Tr. 2-110, Fee)

T38N-R18W, NMPM

Section 4: Lots 7, 8, S/2NW/4

Containing 172.72 acres, more or less (Tr. 2-119, Fee)

T38N-R18W, NMPM

Section 3: Lot 5, SE/4NE/4

Containing 86.30 acres, more or less (Tr. 2-122, Fee)

T37N-R17W, NMPM

Section 3: Lots 16, 17

Containing 79.99 acres, more or less (Tr. 2-146, Fee)

T39N-R18W, NMPM

Section 28: S/2NW/4, SW/4

Containing 240 acres, more or less (Tr. 2-153, Fee)

T39N-R18W, NMPM

Section 33: E/2NW/4, S/2NE/4

Containing 160 acres, more or less (Tr. 2-154, Fee)

T39N-R18W, NMPM

Section 33: SW/4

Containing 160 acres, more or less (Tr. 2-155, Fee)

T39N-R18W, NMPM

Section 30: Lots 5, 6, 9, 10 (NW/4)

Containing 160 acres, more or less (Tr. 2-157, Fee)

T39N-R18W, NMPM

Section 30: SE/4

Containing 160 acres, more or less (Tr. 2-158, Fee)

T39N-R18W, NMPM

Section 29: N/2NW/4, SE/4NW/4, S/2NE/4

Containing 200 acres, more or less (Tr. 2-159, Fee)

T39N-R18W, NMPM

Section 32: SW/4

Containing 160 acres, more or less (Tr. 2-161, Fee)

T39N-R19W, NMPM

Section 34: SW/4, W/2SE/4

Containing 240 acres, more or less (Tr. 3-36, Federal Lease C-19666)

T37N-R20W, NMPM

Section 11: NE/4NE/4, W/2NE/4, NW/4, N/2SW/4, SW/4SW/4, NW/4SE/4

Containing 440 acres, more or less (Tr. 4-6, Federal Lease C-30617)

T38N-R19W, NMPM

Section 31: NE/4

Containing 160 acres, more or less (Tr. 4-44, Federal Lease C-24214)

T37N-R19W, NMPM

Section 9: Tract 57

Section 16: Tract 57, Lots 2, 3, 4, N/2NW/4, SW/4NW/4

Containing 373.94 acres, more or less (Tr. 4-59A, Federal Lease C-33303)

T37N-R19W, NMPM

Section 16: Lots 6, 7, 8, W/2SW/4, SE/4SW/4, S/2SE/4

Containing 265.48 acres, more or less (Tr. 4-59B, Federal Lease C-33302)

T37N-R19W, NMPM

Section 14: W/2

Containing 320 acres, more or less (Tr. 4-60, Federal Lease C-33301)

T37N-R19W, NMPM

Section 13: Lots 1, 2, 3, NW/4, W/2SW/4

Containing 274.30 acres, more or less (Tr. 4-61A, Federal Lease C-33300)

T37N-R19W, NMPM

Section 14: E/2

Containing 320 acres, more or less (Tr. 4-61B, Federal Lease C-33301)

T37N-R19W, NMPM

Section 24: NW/4NW/4

Containing 40 acres, more or less (Tr. 4-61C, Federal Lease C-37436)

T37N-R19W, NMPM

Section 25: S/2SW/4

Containing 80 acres, more or less (Tr. 4-62, Federal Lease C-37437)

T37N-R19W, NMPM

Section 26: NE/4

Containing 160 acres, more or less (Tr. 4-63, Federal Lease C-37438)

T38N-R19W, NMPM

Section 32: N/2SE/4

Containing 80 acres, more or less (Tr. 4-80, Fee)

T37N-R19W, NMPM

Section 1: Tract 54

Section 11: Tract 54

Section 12: Tract 54

Containing 320 acres, more or less (Tr. 4-84, Fee)

T37N-R17W, NMPM

Section 10: Lot 4

Containing 34.99 acres, more or less (Tr. 5-55, Fee)

T37N-R17W, NMPM

Section 14: Lots 1, 2 & 3 (E/2NE/4)

Containing 80 acres, more or less (Tr. 5-69, Fee)

T37N-R17W, NMPM

Section 14: A tract of land in the W/2SE/4 more fully described in Book 317 Page 297 of said county records

Containing 6.11 acres, more or less (Tr. 5-71, Fee)

T37N-R17W, NMPM

Section 14: E/2SE/4, except a tract of land more fully described in Book 391 Page 87 of said county records and except a tract of land in Sec. 14 described as follows: beginning at a point on the West right-of-way line of county land; whence the southeast corner of Sec. 14 bears S 1 deg. 58 min. E a distance of 652.4 ft.; thence S 89 deg. 09 min. W 145 ft. to a point; thence N 34 deg. 38 min. W 85.9 ft. to a point; thence N 43 deg. 56 min. E 156.7 ft. to a point; thence N 89 deg. 44 min. E 86.7 ft. to a point; thence S 00 deg. 30 min. W 181.8 ft. to the point of beginning

Containing 72.80 acres, more or less (Tr. 5-72A, Fee)

T37N-R17W, NMPM

Section 14: A tract of land described as follows: beginning at a point on the west right-of-way line of county land; whence the southeast corner of Sec. 14 bears S 1 deg. 58 min. E a distance of 652.4 ft.; thence S 89 deg. 09 min. W 145 ft. to a point; thence N 34 deg. 38 min. W 85.9 ft. to a point; thence N 43 deg. 56 min. E 156.7 ft to a point; thence N 89 deg. 44 min. E 86.7 ft. to a point; thence S 00 deg. 30 min. W 181.8 ft. to the point of beginning.

Containing .64 acres, more or less (Tr. 5-72B, Fee)

T37N-R17W, NMPM

Section 14: A tract of land in the E/2SE/4 more fully described in Book 391 Page 87 of said county records

Containing 6.56 acres, more or less (Tr. 5-73, Fee)

T37N-R20W, NMPM

Section 34: Lots 1-4, E/2E/2

Containing 374.88 acres, more or less (Tr. 6-62, Federal Lease C-21445)

T36N-R18W, NMPM

Section 12: N/2

Section 22: W/2W/2, NE/4NW/4, SE/4SW/4

Section 27: W/2W/2, NE/4NW/4, E/2SW/4

Containing 840 acres, more or less (Tr. 7-12, Federal Lease C-18396)

T36N-R18W, NMPM

Section 14: S/2SW/4

Containing 80 acres, more or less (Tr. 7-13, Federal Lease C-18701)

T36N-R18W, NMPM

Section 8: All

Section 9: W/2

Section 20: NW/4, SE/4

Section 29: NW/4, W/2SE/4, NE/4SE/4

Containing 1560 acres, more or less (Tr. 7-16, Federal Lease C-19347)

T36N-R18W, NMPM

Section 15: E/2SW/4

Containing 80 acres, more or less (Tr. 7-20, Federal Lease C-22446)